UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 2, 2017

Kimco Realty Corporation
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-10899	13-2744380
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3333 New Hyde Park Road Suite 100 New Hyde Park, NY	11042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 869-9000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 2, 2017, Kimco Realty Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2016.  A copy of the press release is furnished as Exhibit 99.1 to this Current Reports.

The information in this Current Report, including the exhibit, is furnished under Item 2.02 of  Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

          99.1   Press Release, dated February 2, 2017 issued by Kimco Realty Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer

February 2, 2017

EXHIBIT INDEX

Exhibits

99.1	Press Release regarding results for the quarter ended December 31, 2016